United States
Securities and Exchange Commission

WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________

Date of report (date of earliest event reported):
November 6, 2014
INTERNATIONAL GAME TECHNOLOGY
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(Exact name of registrant as specified in its charter)

Nevada -------------------------- (State or Other Jurisdiction of Incorporation)	001-10684 -------------------------- (Commission File Number)	88-0173041 -------------------------- (I.R.S. Employer Identification Number)
6355 South Buffalo Drive, Las Vegas, Nevada  89113
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(Address of principal executive offices)

(702) 669-7777
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(Registrant's telephone number, including area code)

not applicable
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(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."
International Game Technology announced results for its most recent quarter.  The full text of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.
(d)            Exhibits

99.1                          Press Release dated November 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: November 6,  2014

By:  /s/ John Vandemore
John Vandemore
Chief Financial Officer and Treasurer